                                                                    EXHIBIT (17)

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

            AMERICAN CENTURY STRATEGIC ALLOCATION: CONSERVATIVE FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Strategic Allocation: Conservative Fund (the "Fund"), a series of
American Century Strategic Asset Allocations, Inc. (the "Corporation"), hereby appoints each of collectively or individually, Charles A. Etherington, David H.
Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash, as his or her
attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June
27, 2007 at the principal executive offices of the Corporation at 4500 Main
Street, Kansas City, Missouri 64111, at 11:00 a.m. Central Time, and at any
adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----
1.   To approve the reclassification of the
     Advisor Class shares of the American
     Century Strategic Allocation: Conservative
     Fund, a series of American Century Strategic
     Asset Allocations, Inc., whereby effective
     August 31, 2007, or on such other date as
     American Century may decide, all of the
     Advisor Class shares will be reclassified
     as A Class shares of the American Century
     Strategic Allocation: Conservative Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

              AMERICAN CENTURY STRATEGIC ALLOCATION: MODERATE FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Strategic Allocation: Moderate Fund (the "Fund"), a series of American
Century Strategic Asset Allocations, Inc. (the "Corporation"), hereby appoints each of Charles A. Etherington, David H. Reinmiller, Brian L. Brogan, Otis H.
Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June
27, 2007 at the principal executive offices of the Corporation at 4500 Main
Street, Kansas City, Missouri 64111, at 11:00 a.m. Central Time, and at any
adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----
1.   To approve the reclassification of the
     Advisor Class shares of the American
     Century Strategic Allocation: Moderate
     Fund, a series of American Century
     Strategic Asset Allocations, Inc.,
     whereby effective August 31, 2007, or on
     such other date as American Century may
     decide, all of the Advisor Class
     shares will be reclassified as A Class
     shares of the American Century
     Strategic Allocation: Moderate Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-________    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

             AMERICAN CENTURY STRATEGIC ALLOCATION: AGGRESSIVE FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Strategic Allocation: Aggressive Fund (the "Fund"), a series of American
Century Strategic Asset Allocations, Inc. (the "Corporation"), hereby appoints each of Charles A. Etherington, David H. Reinmiller, Brian L. Brogan, Otis H.
Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June
27, 2007 at the principal executive offices of the Corporation at 4500 Main
Street, Kansas City, Missouri 64111, at 11:00 a.m. Central Time, and at any
adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                  ‹ FOLD HERE ›

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----
1.   To approve the reclassification of the
     Advisor Class shares of the American
     Century Strategic Allocation: Aggressive
     Fund, a series of American Century
     Strategic Asset Allocations, Inc.,
     whereby effective August 31, 2007,
     or on such other date as American
     Century may decide, all of the Advisor
     Class shares will be reclassified as
     A Class shares of the American Century
     Strategic Allocation: Aggressive Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.